UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2023

BrightView Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38579	46-4190788
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

980 Jolly Road

Blue Bell, Pennsylvania 19422

(484) 567-7204

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 12, 2023, the Board of Directors of BrightView Holdings, Inc. (the “Company”) appointed Brian Jackson, the Company’s Vice President, Corporate Controller, to serve as Chief Accounting Officer (principal accounting officer) of the Company. As the Chief Accounting Officer, Mr. Jackson will be responsible for the Company's accounting organization, which also includes ownership of the financial controls environment, external financial reporting, tax and general ledger systems. Brett Urban, the Company’s Chief Financial Officer, who had been serving as the principal accounting officer before Mr. Jackson’s appointment, has ceased to serve in the role of principal accounting officer upon Mr. Jackson’s appointment.

Mr. Jackson, age 38, has served as the Company's Vice President, Corporate Controller since April 2020. In this role, Mr. Jackson was responsible for all external and SEC financial reporting, corporate and fixed asset accounting, technical accounting and accounting policies, and centralized maintenance accounting. Prior to joining the Company, Mr. Jackson served as the Director of Corporate and Technical Accounting at Unisys Corporation from June 2017 to April 2020. Mr. Jackson earned his Bachelor of Arts degree in Economics and Accounting from the College of the Holy Cross and currently holds an active CPA license in the state of Pennsylvania.

No family relationships exist between Mr. Jackson and any of the Company’s directors or other executive officers. There are no other arrangements between Mr. Jackson and any other person pursuant to which Mr. Jackson was selected as an officer, nor are there any transactions to which the Company is or was a participant and in which Mr. Jackson has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

The Company adjusted Mr. Jackson’s annual rate of base salary to $265,000 and target annual bonus (expressed as a percentage of base salary) to 45% to reflect the increased responsibilities of the new role.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BrightView Holdings, Inc.

Date: July 14, 2023	By:	/s/ Jonathan M. Gottsegen
Jonathan M. Gottsegen
Executive Vice President, Chief Legal Officer and Corporate Secretary